                                                                     Exhibit 4.1


                      [LOGO OF PEOPLEPC INC. APPEARS HERE]
                                 PEOPLEPC INC.



THIS CERTIFICATE IS TRANSFERABLE
IN CANTON, MA OR NEW YORK, NY

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                      SEE REVERSE FOR CERTAIN DEFINITIONS
                       AND A STATEMENT AS TO THE RIGHTS,
                          PREFERENCES, PRIVILEGES AND
                             RESTRICTIONS OF SHARES

                               CUSIP 709776 10 8

This Certifies that



is the record holder of

FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $0.0001 PER SHARE, OF
              PEOPLEPC INC.
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

   IN WITNESS WHEREOF the Corporation has caused this certificate to be signed in facsimile by its duly authorized officers and a facsimile of its corporate seal.

Dated:

/s/ J. M. Glogowsky                               /s/ Nick Grouf
 SECRETARY                             PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
EQUISERVE TRUST COMPANY, N.A.
TRANSFER AGENT
AND REGISTRAR

BY /s/ ILLEGIBLE

AUTHORIZED SIGNATURE

Non-Profiled Document

   A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM - as tenants in common
   TEN ENT - as tenants by the entireties
    JT TEN - as joint tenants with right of
        survivorship and not as tenants
        in common


UNIF GIFT MIN ACT - ......................... Custodian ......................
                         (Cust)                                  (Minor)
         under Uniform Gifts to Minors

         Act ......................................................
                      (State)


 Additional abbreviations may also be used though not in the above list.


For value received,                       hereby sell, assign and transfer unto
                      -----------------



PLEASE INSERT SOCIAL SECURITY OR OTHER
 IDENTIFYING NUMBER OF ASSIGNEE


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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


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                                                                          Shares
--------------------------------------------------------------------------
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________________________________
Attorney to transfer the said Shares on the Books of the within-named
Corporation with full power of substitution in the premises.

Dated
     ----------------------------


             NOTICE: The signature to this assignment
                     must correspond with the name as
                     written upon the face of the
                     certificate in every particular,
                     without alteration or enlargement,
                     or any change whatever.



Signature(s) Guaranteed  -----------------------------------
              THE SIGNATURE(S) MUST BE GUARANTEED BY
              AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
              STOCKBROKERS, SAVINGS AND LOAN
              ASSOCIATIONS AND CREDIT UNIONS WITH
              MEMBERSHIP IN AN APPROVED SIGNATURE
              GUARANTEE MEDALLION PROGRAM), PURSUANT
              TO S.E.C. RULE 17Ad-15.